Exhibit 24(b)

                 POWERS OF ATTORNEY - MID-PLAINS


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                             /s/ Floyd A. Brynelson

                                             Floyd A. Brynelson, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                             /s/ S. C. Ehlers

                                             S. C. Ehlers, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                             /s/ Eugene A. Johnson

                                             Eugene A. Johnson, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                             /s/ Charles Maulbetsch

                                             Charles Maulbetsch, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                             /s/ Harold L. Swanson

                                             Harold L. Swanson, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                             /s/ Fredrick E. Urben

                                             Fredrick E. Urben, Director


                        POWER OF ATTORNEY

     WHEREAS, Mid-Plains, a Wisconsin corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of Chorus Communications Group, Ltd.'s ("Chorus") common stock which will be issued in connection with the proposed merger of a subsidiary of Chorus and Mid-Plains, Inc., and in connection with the proposed merger of a subsidiary of Chorus and Pioneer Communications, Inc.

     NOW, THEREFORE, the undersigned hereby appoints Dean W. Voeks and Howard
G. Hopeman, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 14th day of March, 1997.

                                             /s/ Dean W. Voeks

                                             Dean W. Voeks, Director